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                                                                   EXHIBIT 99.28

                               NOTE PUT AGREEMENT

     This Agreement ("Agreement") is made as of the 1st day of July, 1992, by and between Kmart Corporation ("Kmart"), a Michigan corporation, and XXXXXXXXXX ("Lender"), a Nevada corporation, each of which confirms and agrees as follows:

SECTION 1.      RECITALS.

                1.1 Loan. Pursuant to the Loan Agreement ("Loan Agreement") dated as of July 1, 1992 between Lender, and XXXXXXXXXX ("Borrower"), as Borrower, Lender has agreed to make Borrower, a Michigan limited partnership, a Loan to acquire certain Property and to pay certain of the costs of construction thereon of the Improvements to be incorporated in a Kmart Corporation Power Center to be located in Utica, Macomb County, Michigan to be occupied by Kmart and certain Kmart-related entities pursuant to the Leases. As a material inducement to the making of the Loan, Kmart has agreed to enter into this Agreement with Lender.

                1.2 Terms; Governing Document. All capitalized terms used herein, unless otherwise expressly provided, shall have the meaning set forth in the Loan Agreement. In the event of any conflict between the terms and provisions of this Agreement and the Loan Agreement, the terms and conditions of this Agreement shall govern and prevail.

SECTION 2.      PURCHASE OF NOTE.

                2.1 Certain Definitions. For purposes of this Section 2, the following terms shall have the following meanings:

                "Business Day" means any day other than (i) Saturday or Sunday, or (ii) a day on which banks in New York are required by law to be closed or are customarily closed.

                "Called Principal" means the principal of the Note that is to be paid or prepaid or accelerated in any way pursuant to Section 2.4 of the Loan Agreement or the unpaid principal balance of the Note, if the exercise of the Put arises out of expiration of the Pre-Occupancy Term of the Loan prior to Project Completion.

                "Discounted Prepayment Value" means, with respect to any amount of Called Principal, the amount obtained by discounting all Remaining Scheduled Payments with respect to Called Principal from their respective scheduled due dates to the Purchase Date with respect to such Called Principal, in

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accordance with accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield.

                 "Lease Guaranty Default" means, with respect to any one or more of the Leases and Lease Guaranties described on Exhibit A attached hereto the failure of (i) the Tenant under any such Lease to pay any rental due under such Lease and (ii) Kmart to pay any such rental under the related Lease Guaranty within thirty (30) days after notice to Kmart by Lender of the Tenant's failure to do so.

                 "Make-Whole Premium" means, with respect to any amount of Called Principal, a premium equal to the sum of (x) the excess (which shall in no event be less than zero), if any, of the Discounted Prepayment Value of the Called Principal of Note over the sigma of (i) such Called Principal plus (ii) interest accrued thereon as of the Purchase Date with respect to such Called Principal and (y) an amount equal to the product of the Called Principal and 104.402%.

                 "Minimum Investment Grade" means a rating of at least Baa3, in the case of a rating by Moody's, and a rating of at lease BBB-, in the case of a rating by S&P, or the then equivalent of such rating by Moody's or S&P or, to the extent applicable, by another Rating Agency.

                 "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

                 "Project Completion" means the "date of occupancy by Tenant" as defined in Article 10(a) and (b) under each Lease.

                 "Purchase Date" means the Business Day first occurring thirty
(30) days after Lender gives notice to Kmart of Lender's election to exercise the Put.

                 "Purchase Price" means the Make-Whole Premium.

                 "Put" means exercise of the right to require Kmart to purchase the Note in accordance with Section 2.3 of this Agreement.

                 "Rating Agency" and "Rating Agencies" mean Moody's and S&P and, if either Moody's or S&P (but not both) ceases to rate the indebtedness of corporations generally, or unsubordinated, senior, unsecured indebtedness of Kmart in particular, then another comparable rating agency of recognized national standing in the United States.


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                   "Rating Decline" means that:

                         (i)  the ratings assigned to unsubordinated, senior,
unsecured indebtedness of Kmart on such date by either Moody's or S&P:
(1) declines to a rating below the Minimum Investment Grade, or (2) further declines, in the event then rated below the Minimum Investment Grade; or

                         (ii)  (1) unsubordinated, senior, unsecured
indebtedness of Kmart ceases to be rated by either Moody's or S&P (other than by reason of such Rating Agency ceasing to rate the indebtedness of corporations generally) at such time as the rating then assigned by the remaining such Rating Agency shall be below Minimum Investment Grade or (2) unsubordinated, senior, unsecured indebtedness of Kmart ceases to be rated by either Moody's or S&P at such time as the rating then assigned by the remaining such Rating Agency shall be at least the Minimum Investment Grade and the Kmart is unable to have such debt rated by another Rating Agency within ninety (90) days thereafter; or

                         (iii)  unsubordinated, senior, unsecured indebtedness
of Kmart ceases to be rated by both Moody's and S&P for any reason (except if, through no fault of Kmart, both Moody's and S&P are unable to provide a rating due to a business failure or interruption affecting both Moody's and S&P).

For purposes of determining whether a Rating Decline shall have occurred pursuant to clause (i), the rating initially assigned by any Rating Agency engaged by Kmart pursuant to clause (ii) to replace any rating withdrawn or otherwise terminated by Moody's or S&P shall be compared to the last rating assigned by Moody's or S&P, as the case may be to determine if the circumstances described in (i) (1) or (2) exist.

                   "Reinvestment Yield" means with respect to the Called Principal, the sum of (x), the yield to maturity implied by the following (i) the yields reported, as of 10:00 a.m. (New York City time) on the third
Business Day preceding the Purchase Date with respect to such Called Principal, on the display designated as "Page 678, on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Purchase Date, or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the third Business Day preceding the Purchase Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for


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actively traded U.S. Treasury securities having a constant maturity equal (as near as practicable) to the Remaining Average Life of the Called Principal being paid or prepaid as of such Purchase Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields, and (y) fifty (50) basis points.

                 "Remaining Average Life" means, with respect to any amount of Called Principal of the Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Purchase Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                 "Remaining Scheduled Payments" means, with respect to any amount of the Called Principal, all payments of such Called Principal and interest thereon that would be due on or after the Purchase Date with respect to such Called Principal if no payment of such Called Principal were made prior to its expressed maturity date.

                 "S&P" means Standard & Poor's Corporation or any successor thereto.

                 "Triggering Event" means (i) Lender has exercised the Special Put Option following a Rating Decline provided in Section 2.4 of the Loan Agreement and Borrower fails to redeem the Note in strict accordance with the terms of Section 2.4 of the Loan Agreement, (ii) Project Completion does not occur prior to the expiration of the Pre-Occupancy Term of the Loan, or (iii) a Lease Guaranty Default occurs.

            2.2 Purchase of Note Following Exercise of Put.

                 (a) If a Triggering Event occurs, Lender will have the right to require Kmart to purchase the Note in whole (but not in part) on the Purchase Date at the Purchase Price.

                 (b) If a Rating Decline occurs and subsequent to such Rating Decline another Rating Decline occurs, then Lender will again have the rights, and Kmart again will have the obligations, as set forth in this Section 2.3.



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                 (c) Within seven days after the first date on which a Rating
Decline has occurred, the Borrower pursuant to the Loan Agreement, shall cause a notice to be mailed to Lender. Such notice shall (1) state that a Rating Decline has occurred and (2) describe any action that caused such Rating Decline and the date of the occurrence thereof.

                 (d) In the event Lender elects to exercise its Put, Lender shall cause a notice to be mailed to Kmart, which notice shall state (i) the occurrence of a Triggering Event, (ii) the Purchase Date, (iii) the estimated Purchase Price, (iv) the manner in which the Purchase Price has been determined, and (v) that Lender elects to have Kmart purchase the Note on the Purchase Date. Kmart shall not be excused from any obligation it may have under this Agreement by reason of any notice required hereunder not being timely given or being defective, provided, however, Kmart's time for performance shall be extended by a period equal to any period of delay in receiving such notice or caused by the correction of such notice, if defective.

                 (e) In connection with the purchase of the Note pursuant to this Section 2.3, Lender will be required to surrender, on or before the Purchase Date, at the principal office of the Trustee, the Note duly endorsed without recourse or assigned to Kmart or in blank without recourse and to assign without recourse all right, title and interest of Lender under the Loan Documents. The Trustee shall hold the Note in trust for the benefit of Lender until payment in full of the Purchase Price to Lender on the Purchase Date and shall then and thereupon surrender the Note to Kmart.

SECTION 3.       SUCCESSORS AND ASSIGNS.

                 3.1 General. This Agreement shall be binding upon Kmart and its respective successors and assigns and shall be binding upon and inure to Lender's benefit and to the benefit of Lender's successors and assigns, including each successive holder or holders of the Note. Each successive holder or holders of the Note, including the Trustee (as defined in Section 3.2), shall have all rights and privileges of Lender hereunder.

                3.2  Consent to Assignment.  Kmart hereby acknowledges and consents to the assignment by Lender of all of its right, title and interest herein and in the Note and any other Loan Documents to XXXXXXXXXX ("Trustee") as Trustee, pursuant to the Trust Agreement as security for the payment of Mortgage Pass-Through Certificates (Kmart Corporation Power Center - Utica, Michigan), Series 1992 (the "Certificates") and payment and performance of all obligations arising under the Trust Agreement. Kmart further acknowledges and agrees that such successive holder or holders of


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the Note, including but not limited to the Trustee, accepts transfer of the
Note in reliance upon Kmart's representations, warranties, covenants, agreements and other obligations hereunder. In order to further induce any such successive holder or holders of the Note, including but not limited to the Trustee, to accept such assignment Kmart hereby makes the following representations, warranties, covenants and agreements:

                 (i) Kmart does not have any right, including any claim, counterclaim, right of setoff or deduction or other defense of any kind to withhold performance of its obligations hereunder ("Kmart Defenses");

                 (ii) in the event Kmart becomes aware of any Kmart Defenses, Kmart hereby waives and agrees not to assert the same against the Trustee or any other holder of the Note;

                 (iii) upon consummation of the assignment to the Trustee, the Trustee will be a bona fide purchaser of the Note for value and holder in due course and Kmart hereby waives any right to challenge Trustee's status as such; and

                 (iv) the Trustee and each holder of the Note are and shall be third party beneficiaries of this Agreement.

SECTION 4. KMART'S REPRESENTATIONS AND WARRANTIES. Kmart represents and warrants that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and is duly qualified and in good standing as a foreign corporation authorized to do business wherever required to do so by applicable law, (ii) it has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of, the Lease (to which it is a party), the Lease Guaranties and this Agreement and each of Kmart's affiliates (collectively, "Affiliates") which is a party to one of the Leases similarly has such full power, authority and legal right to execute and deliver and to perform and observe the provisions of the Lease to which it is a party, (iii) there has been no material adverse change in the business or condition, financial or otherwise, of Kmart or any of the Affiliates since the date of Kmart's last audited financial report, (iv) there are no actions, proceedings or investigations pending or threatened against or affecting Kmart or any of the Affiliates (or any basis therefor actually known to Kmart) before any court, arbitrator, administrative agency or other governmental authority, which if adversely decided would materially and adversely affect the financial condition or operations of Kmart or any of the Affiliates, or its ability to carry out any of the terms, covenants and conditions of the Lease, the Lease Guaranties and this Agreement, (v) the execution and delivery by it of the Lease, the Lease Guaranties, this Agreement have been duly


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authorized by all necessary corporate action, (vi) neither the execution and delivery of the Lease, the Lease Guaranties, this Agreement, the Consent and Agreement or the Subordination Agreement nor compliance with the terms and provisions thereof, conflicts or will conflict with or result in a breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of Kmart, or of any law, order, writ, injunction or decree of any court or governmental authority, or of any agreement or other instrument to which Kmart is a party or by which it is bound, or constitutes or will constitute a default thereunder, and (vii) Kmart is not in default under any judgment, order, decree, rule or regulation of any court, arbitrator, administrative agency or other governmental authority to which it may be subject.

SECTION 5.  GENERAL.

            5.1 Counterparts. This Agreement may be executed in counterparts by the parties but all such counterparts together shall constitute one and same document.

            5.2 Notices. All notices, requests, demands or other communications pursuant to this Agreement shall be in writing and shall be addressed, in the case of Kmart to Kmart, 3100 West Big Beaver Road, Troy, Michigan 48084-3163,
Attention: Vice President, Real Estate Department; in the case of Lender, to
XXXXXXXXXX, XXXXXXXXXX, Attention:    XXXXXXXXXX; and, after the assignment of
Lender's interest in the Note to the Trustee to XXXXXXXXXX, XXXXXXXXXX, XXXXXXXXXX, XXXXXXXXXX, Attention: XXXXXXXXXX, Corporate Trust
Department; or to such other address as any party may designate in writing.
All notices hereunder shall be effective: (a) three (3) days after deposit in the U.S. Mail, postage prepaid, registered or certified mail, return receipt requested; (b) upon delivery, if delivered in person to the address set forth above; or (c) upon delivery, if sent by overnight courier, such as Federal Express or Airborne Express.

            5.3 Section Headings. Section headings are not to be considered a part of this Agreement and are included solely for convenience of reference and are not intended to be full or accurate descriptions of the contents hereof.

            5.4 Applicable Law. This Agreement shall be construed and enforced under the laws of the State of Michigan.

            5.5 Severability. Should any provision of this Agreement for any reason be declared unenforceable by a court of competent jurisdiction (sustained on appeal, if any), such


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unenforceability shall not affect the enforceability of any other provision hereof or thereof, all of which shall remain in force and effect as if this Agreement had been executed with the unenforceable provisions thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining provision of this Agreement without including therein any such part, parts or portion which may for any reason be hereafter declared unenforceable, provided that, if any provision of this Agreement shall be unenforceable by reason of a final judgment of a court of competent jurisdiction based upon a court's ruling (sustained on appeal, if any) that such provision is unenforceable because of the excessive degree or magnitude of the obligation imposed thereby on any party, that unenforceable obligation shall be reduced in magnitude or degree by the minimum degree or magnitude necessary in order to permit the provision to be enforceable by Lender. In the event the provisions of the immediately preceding sentence apply, the parties shall make appropriate adjustment to the provisions of this Agreement to give effect to the benefits intended to be conferred upon the parties hereby.

         5.6 Waiver. Lender may waive any requirement herein. No delay or omission by Lender in exercising any right hereunder shall impair any right of Lender under this Agreement or be construed as Lender's waiver of or acquiescence in any breach. No such delay or omission by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Agreement. No purported waiver of any right hereunder shall be effective unless it is written and signed by an authorized representative of Lender. No waiver by Lender of any breach shall constitute a waiver of any other prior or subsequent breach or of the same breach after notice to Kmart demanding strict performance. Lender shall not be estopped to take or from taking any action with respect to any breach because of any delay by Lender in giving notice of such breach or exercising any remedy based thereon.

         IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above set forth.

                                                   KMART CORPORATION, a Michigan
                                                   corporation



                                                   By  /s/
                                                     ---------------------------
                                                     Its Senior Vice President

                                                              (KMART)




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                                                XXXXXXXXXX,
                                                a Nevada corporation



                                                By  /s/
                                                  ------------------------------
                                                   Its Vice President

                                                          (  XXXXXXXXXX)











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